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                                                                    EXHIBIT 10.4

                                    EXHIBIT C
                                 SWINGLINE NOTE

$5,000,000.00                                               Nashville, Tennessee
                                                            September ____, 2003

         FOR VALUE RECEIVED, the undersigned, AMERICAN HEALTHWAYS, INC., a
Delaware corporation (the "BORROWER"), hereby promises to pay to SUNTRUST BANK
(the "SWINGLINE LENDER") or its registered assigns, at the office of SunTrust
Bank ("SUNTRUST") at 201 Fourth Avenue, North, Nashville, Tennessee 37219, on the Commitment Termination Date (as defined in the Revolving Credit and Term
Loan Agreement dated as of September ___, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto and SunTrust, as administrative agent for the lenders, the lesser of the principal sum of Five
Million and No/100 Dollars ($5,000,000.00) and the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Swingline Lender.

         The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

         All borrowings evidenced by this Swingline Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Swingline Note and the Credit Agreement.

         Anything in this Note or in any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds hereunder, acceleration of the maturity of the unpaid balance hereunder or otherwise, shall the interest and loan charges agreed to be paid to any Lender for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Borrower in respect of this Note shall

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exceed the maximum amounts collectible under applicable laws in effect from time to time, then ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by the Swingline
Lender that exceed such maximum amounts shall be applied to the reduction of the principal balance hereunder and/or refunded to Borrower so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced herein exceed the maximum amounts permitted from time to time by applicable law.

         This Swingline Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS SWINGLINE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE AND ANY APPLICABLE LAWS OF THE
UNITED STATES OF AMERICA.

                                            AMERICAN HEALTHWAYS, INC.

                                            By:_________________________________

                                            Title:______________________________


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                               LOANS AND PAYMENTS

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
                                                Unpaid
                                               Principal         Name of Person
            Amount and      Payments of        Balance of            Making
 Date      Type of Loan      Principal            Note              Notation
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
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